UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2017

QUOTEMEDIA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-28599

Nevada

(State or other jurisdiction of incorporation or organization)

91-2008633

(IRS Employer Identification Number)

17100 East Shea Blvd.

Suite 230

Fountain Hills, AZ

(Address of principal executive offices)

85268

(Zip Code)

(480) 905-7311

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements

On December 28, 2017, QuoteMedia, Inc. (the “Company”) entered into a Debt Exchange Agreement, by and among the Company, Bravenet Web Services, Inc. (“Bravenet”), and Harrison Avenue Holdings Ltd. (“Harrison”), pursuant to which, among other things, Bravenet and Harrison agreed to exchange an aggregate of $3,192,116 of indebtedness of the Company held by Bravenet and Harrison in exchange for (a) 127,685 shares of a newly created class of preferred stock designated as Series A Redeemable Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”), and (b) warrants to purchase up to 4,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at an exercise price equal to $0.10 per share (the “Debt Exchange Common Stock Warrants”). David M. Shworan, the President and Chief Executive Officer of QuoteMedia, Ltd., a wholly owned subsidiary of the Company, a member of the Company’s board of directors, is a control person of Bravenet and Harrison. On December 28, 2017, the Company also entered into a Debt Forgiveness Agreement, by and among the Company, Bravenet, and Harrison, pursuant to which, among other things, Bravenet and Harrison agreed to forgive an aggregate of $1,157,752 of indebtedness of the Company held by Bravenet and Harrison in exchange for $1.00.

On December 28, 2017, the Company also entered into a Compensation Agreement with David M. Shworan, pursuant to which, among other things, the Company will issue to Shworan (a) a warrant to purchase up to 1,250 shares of Series A Preferred Stock at an exercise price equal to $1.00 per share (the “Preferred Stock Warrant”), (b) a warrant to purchase up to 382,243 shares of Series A Preferred Stock at an exercise price equal to $1.00 per share (the “Liquidity Preferred Stock Warrant”), and (c) a warrant to purchase up to 4,000,000 shares of Common Stock at an exercise price equal to $0.10 per share (which warrant has specific performance vesting thresholds) (the “Common Stock Warrant”). In addition, provided that Mr. Shworan is employed by or otherwise providing services to the Company or its subsidiaries on each of January 1, 2018 and 2019, the Company will at that time issue to Mr. Shworan a warrant to purchase up to 15,000 shares of Series A Preferred Stock at an exercise price equal to $1.00 per share. Finally, provided that Mr. Shworan is employed by or otherwise providing services to the Company or its subsidiaries on January 1, 2020, the Company shall pay Mr. Shworan a base salary at the annual rate of $350,000 during the term of his employment or service with the Company and its subsidiaries.

The foregoing description of the Debt Exchange Agreement, Debt Exchange Common Stock Warrants, Debt Forgiveness Agreement, Compensation Agreement, Preferred Stock Warrant, Liquidity Preferred Stock Warrant, and Common Stock Warrant and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Exchange Agreement, Debt Exchange Common Stock Warrants, Debt Forgiveness Agreement, Compensation Agreement, Preferred Stock Warrant, Liquidity Preferred Stock Warrant, and Common Stock Warrant, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively.

The Series A Preferred Stock carries no dividend rights and has a redemption, exchange and liquidation value of $25 per share. The Series A Preferred Stock is convertible into Common Stock at any time following the date the closing price of a share of Common Stock on a securities exchange or actively traded over-the-counter market has exceeded $0.30 for ninety (90) consecutive trading days, into shares of Common Stock at the rate of 83.33 shares of Common Stock for one share of Series A Preferred Stock.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designation of Series A Redeemable Convertible Preferred Stock, which is attached hereto as Exhibit 3.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, (a) under the terms of the Debt Exchange Agreement, the Company issued and sold shares of Series A Preferred Stock and issued the Debt Exchange Common Stock Warrants to Bravenet and Harrison, and (b) under the terms of the Compensation Agreement, the Company issued the Preferred Stock Warrant, the Liquidity Preferred Stock Warrant, and the Common Stock Warrant to Mr. Shworan. The issuance and sale of the shares of Series A Preferred Stock and the issuance of the above-described warrants by the Company to Bravenet, Harrison, and Shworan was made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 2, 2018, the Company issued a press release relating to the items described in this Current Report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Item 9.01. Financial Statements and Exhibits

3.1	Certificate of Designation of Series A Redeemable Convertible Preferred Stock
10.1	Debt Exchange Agreement
10.2	Debt Exchange Common Stock Warrants - Bravenet
10.3	Debt Exchange Common Stock Warrants - Harrison
10.4	Debt Forgiveness Agreement
10.5	Compensation Agreement
10.6	Preferred Stock Warrant
10.7	Liquidity Preferred Stock Warrant
10.8	Common Stock Warrant
99.1	Press release, dated January 2, 2018

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUOTEMEDIA, INC.

Dated: January 2, 2018	By:	/s/ R. Keith Guelpa
R. Keith Guelpa,
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Keith J. Randall
Keith J. Randall,
Chief Financial Officer
(Principal Accounting Officer)

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